SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2015

Cigna Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-08323	06-1059331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Cottage Grove Road
Bloomfield, Connecticut 06002
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:

(860) 226-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                               Regulation FD Disclosure.

The financial information contained in Exhibit 99.1 will be filed with the Connecticut Insurance Department, in connection with an application for insurance regulatory approval of the transactions contemplated by the Agreement and Plan of Merger among Cigna Corporation, a Delaware corporation (“Cigna”), Anthem, Inc., an Indiana corporation (“Anthem”), and Anthem Merger Sub Corp., a Delaware corporation and a direct wholly owned subsidiary of Anthem.  The Connecticut Insurance Department has advised Cigna that it will make this financial information available to the public via the Connecticut Insurance Department’s website.

This information (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                                         Financial Statements and Exhibits.

Exhibit
No.	Description

99.1	Certain Unaudited Prospective Financial Information.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cigna Corporation

Date: September 21, 2015	By:	/s/ Thomas A. McCarthy
	Name:	Thomas A. McCarthy
	Title:	Executive Vice President and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Certain Unaudited Prospective Financial Information.